ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
User traffic direction fees	¥ 201,041		¥ 217,932
Payable for third-party service fee	196,718		145,834
Payable to institutional funding partners	163,234		212,279
Accrued payroll and welfare	144,784		92,502
Lease liability	28,528		21,020
Others	75,456		31,351
Total	¥ 809,761	$ 124,103	¥ 720,918